
Sunrise Assisted Living
Leading a revolution in long-term care

COMPANY PRESENTATION

NOVEMBER 15, 2001

SUNRISE ASSISTED LIVING, INC.

Estimates of future earnings are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Ac of 1995. Although Sunrise believes the expectations reflected in such forward looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be realized. Certain factors, including but not limited to competition, interest rates, the Company's ability to execute on its sale/manage back program, market factors that could affect the value of the Company's properties, and the risks of downturns in economic conditions, generally could cause actual results to differ materially from Sunrise's expectations. These and other risks are detailed in the Company's reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.


"It's a tragedy that Americans institutionalize 83 year olds,
for reasons they would never institutionalize a 3 year old."
Paul Klaassen
Chairman and CEO Sunrise Assisted Living
SUNRISE

ASSISTED LIVING - A NEW LONG-TERM CARE OPTION


Few needs
Requires ADL assistance
Advanced ADL/ Alzheimer care
Subacute nursing
Assisted Living
$65 - $150 per day
Hospice
Nursing homes
$100 - $400+ per day
Home care
$60 - $400+ per day
Retirement communities
Acute-care hospitals

Source: Company information

SUNRISE
ASSISTED LIVING

THE SUNRISE PRINCIPLES OF SERVICE

To Provide Care and Service in a Warm Residential Environment that:





CHAMPION QUALITY OF LIFE
FOR
ALL SENIORS
JOY IN SERVICE
DEVOTED STEWARDS
SENSE OF MISSION
RESPECT FOR ALL
EIGHT PRINCIPLES OF SERVICE
BELIEF IN THE SACRED VALUE OF HUMAN LIFE

- Nurtures the **Spirit**
- Protects **Privacy**
- Fosters **Individuality**
- **Personalize** Services
- Enables **Freedom of Choice**
- Encourages **Independence**
- Preserves **Dignity** and
- Involves **Family and Friends**

SECTOR DEMOGRAPHIC GROWTH



70%
60%
50%
40%
30%
20%
10%
0%
+85 Population
U.S. Population
34%
9%
17%
8%
32%
8%
60%
8%
2000-2010
2010-2020
2020-2030
2030-2040

Source: U.S. Census Bureau

STRONG DEMOGRAPHIC TRENDS

Seniors' Need for Assistance Rises Dramatically with Age
(percent needing assistance with at least one daily activity)


80
70
60
50
40
30
20
10
0
70-74
75-79
80-84
85-89
90 and Over
Men
Women

Source: Joint Center for Housing Studies of Harvard University

Annual Spending 1999


Nursing Home
61%
Home Care
27%
12%
Assisted Living

Source: National Investment Center for the Seniors Housing and Care Industries, National Association of Home Care, and American Senior Housing Association

65+ POVERTY LEVEL PERCENTAGE IS DECLINING

U.S. Poverty Rates for the 65+

1960-2000



40
35
30
25
20
15
10
5
0
1960
1965
1970
1975
1980
1985
1990
1995
2000

Source: U.S. Census, 1999

SUNRISE ASSISTED LIVING

MORE SENIORS ARE CHOOSING SUNRISE

Communities Operated


200
180
160
140
120
100
80
60
40
20
0
28
35
61
77
140
164
188
'95
'96
'97
'98
'99
'00
'01E

Operating Revenues (in millions)


500
450
400
350
300
250
200
150
100
50
0
$37
$47
$90
$171
$255
$345
$433
'95
'96
'97
'98
'99
'00
3Q01*

Resident Capacity Operated (in thousands)


16
14
12
10
8
6
4
2
0
2.3
3.1
5.3
6.6
11.0
12.9
15.0
'95
'96
'97
'98
'99
'00
'01E

Net Income (Loss) (in millions)


60
50
40
30
20
10
0
-10
-20
-$10.1
-$4.8
$4.0
$22.3
$20.2
$24.3
$51.2
'95
'96
'97
'98
'99
'00
'01E**

* Annualized Results

** Mid-point of company earnings guidance given on November 8, 2001

LONG-TERM SUCCESS IN ASSISTED LIVING REQUIRES...

DISCIPLINED SITE SELECTION STRATEGY → **PROVEN PRODUCT DESIGN** → **EXCELLENCE IN OPERATIONS** → **EFFICIENT & FLEXIBLE CAPITAL PLAN**








$

LONG-TERM SUCCESS REQUIRES . . .

. . . Positioning the Best Markets and the Best Sites in those Markets

- Go where most customers live
- Top 20 of 25 largest markets
- Deep customer demographics
- Builds brand awareness
- Operationally efficient
- 6 - 25 properties per cluster
- Min $20 mil of revenues per cluster

- New York
- Los Angeles
- Chicago
- Washington - Baltimore
- San Francisco Bay Area
- Philadelphia
- Boston
- Detroit
- Atlanta
- Seattle
- Cleveland
- Minneapolis - St. Paul
- San Diego
- St. Louis
- Pittsburgh
- Denver
- Sacramento
- Cincinnati
- Indianapolis
- Columbus

SUNRISE ASSISTED LIVING

DISCIPLINED SITE SELECTION - "BEST ACRE IN ZIP CODE"

- Rigorous approval process
- Difficult zoning = barrier to entry
- In-fill locations
- High visibility and traffic count
- Ranked against successful existing base



5 mi
Mamaroneck
Glen Cove
Sunrise of Glen Cove, NY
11765
11579
11050
Port Washington
11545
11030
11021
11753
Jericho
Syosset

SUNRISE
ASSISTED LIVING

DEVELOPMENT ACTIVITY INDUSTRY PIPELINE

Additional Capacity *
(in thousands)


35
30
25
20
15
10
5
0
28.1
19.1
13.0
2.8
2.5
2.2
1.7
1998
1999
2000
2001
Sunrise
Total

- Industry building slowing
- Sunrise development steady and disciplined
- Sunrise major market strategy supports continued development
- Planned openings:

	Homes	Residents
2000:	27	2,200
2001:	19	1,700
2002:	20+	2,000+

* Public companies plus leading private companies

Source: Industry Analyst

SUNRISE ASSISTED LIVING

DEVELOPMENT PIPELINE

Why continue?

… **we have the market demand**

- strong pre-open commitments and lease-up velociy
- strong sites in pipeline
- extraordinary competitive opportunity

… **we have the financial capability**

- strong existing cash position
- equity in-place
- construction financing in-place

SUNRISE ASSISTED LIVING

LONG-TERM SUCCESS REQUIRES

…Flexible Proven Model

MIDDLE TO ⬇ UPPER MIDDLE INCOME



ASSISTED LIVING ⬆ HIGHER ACUITY ASSISTED LIVING ⬆ ALZHEIMER'S/ DEMENTIA CARE

SUNRISE ASSISTED LIVING












Principles of Service









MODEL ECONOMICS

- 95-100 Residents
  - 36 Alzheimer residents
- Staffing: Average 46-50 FTEs
- Average daily rate: $65-$150 per day
- Gross revenue: $3.5-$4.0MM
- Operating income: $1.5-$1.7MM
- Average capitalized cost: $11.0 MM
- Projected rates of return*:
  - 13%-15% return on total capital
  - 30%-40% return on equity



* Based on historical results

SUNRISE ASSISTED LIVING

...EXCELLENCE IN OPERATIONS



SUNRISE ASSISTED LIVING

CUSTOMER PROFILE

RESIDENT

- 84 years average age
- 81% female, 19% male
- Needs help with 3 ADLs
- Cognitive impairment (50%)
- Medication assistance (80+%)
- Incontinent (50%)
- Average stay: 2.5 years

FAMILY

- Care decision-maker
- 45 - 65 year-old daughter or son
- Live nearby
- Managing parents finances
- Moderate to high income level
- May provide financial assistance
- Signs contract

TWENTY YEARS EXPERIENCE IN RESIDENT CARE



- Unique resident care programs
  - Wellness programs
  - Medication management
  - Reminiscence/Alzheimer's care
- Training programs
  - Leadership development
  - Five star program
  - Promote from within
- Continuous quality improvement
  - Focus on customer satisfaction

SUNRISE
ASSISTED LIVING

LONG TERM SUCCESS REQUIRES . . .

. . . EFFICIENT & FLEXIBLE CAPITAL PLAN

$

SUNRISE ASSISTED LIVING

CAPITAL CYCLE


$
Develop/ Construct
Re-Fi & Own
Sell & Manage
$
$
Ancillary Business
Leverage Reduction
Repurchase Program

SALE/LONG-TERM MANAGE-BACK PROCESS

3 Step Process

1. **Build Sunrise prototype property**
   - Cost = $11 million (Equity = $2.5 million, Debt = $8.5 million)

2. **Complete sale/long-term manage-back transaction**
   - Estimated market value = $16 million upon stabilization

3. **Results**
   - Return $2.5 million of initial equity
   - Pay-off $8.5 million of debt
   - Initial equity plus net gain provide funds to build 2+ new properties
   - Keep long-term management contract

SUNRISE ASSISTED LIVING

SALE / LONG-TERM MANAGE-BACK PROGRAM



Owned
Single Sunrise
Property Sale
Managed
Long Term Management Contract
Owned
New Sunrise
Owned
New Sunrise

SALE / LONG-TERM MANAGE-BACK PROGRAM

Use sale to access "hidden" equity . . .

- Generates cash equity for higher use
- Build property for $11 - $12 million ($110K-$120K per resident), book value of 23 sold was $207 million or $103K/res
- Finance 80% (debt)/20% (equity) on cost
- Season & sell $15 - $17 ($150K-$170K per resident), sale price for 23 sold was $331 million or $166K/res
- Repay original financing
- Re-cycle net proceeds
- Retain long-term management
- Anticipate 15-20 asset sales per year



$16.0
$11.0
$7.2
$2.2
$8.8
$8.8
Cost
Value
Debt
Equity

* Amounts in millions

SUNRISE ASSISTED LIVING

DEVELOPMENT CYCLE - PAIN VERSUS GAIN

Pain	
Pre-development expenses:	$ (500,000)
Start-up losses:	$ (200,000)
Depreciation (3 years):	$(1,000,000)
Total:	$(1,700,000)
Gain (pre-tax)	**$5,000,000**
Net*	**$3,300,000**

*Equal to gain minus pain, excludes income from break-even to sale

SUNRISE ASSISTED LIVING

SALE/LONG-TERM MANAGE-BACK SUMMARY

	AEW I	AEW II	Aureus	Prudential	AEW III	Total
Date	2Q00	3Q00	4Q00	1Q01	4Q01	
Purchase Price	$44,000	$111,000	$28,100	$131,000	$17,000	$331,100
Properties	3	8	2	9	1	23
Residents	255	684	160	798	100	1,997
Book Value	26,600	73,100	20,100	74,400	12,500	$206,700
Debt Reduction	23,800	75,000	16,800	85,700	5,300	$206,600
Gross Proceeds	20,200	36,000	11,300	45,300	11,700	$124,500
Sale %	75.0%	75.0%	100.0%	75.0%	75.0%	
Pre-Tax Proceeds	$15,150	$24,196	$10,800	$31,225	$8,475	$89,846

Average Sales Price	$14,396
Average Book Value	$8,987
Average Gain (pre-tax)	$5,409

In millions

SUNRISE ASSISTED LIVING

SALE/LONG-TERM MANAGE-BACK - JOINT VENTURES

	CalPERS	
Date	2Q01	
Purchase Price	$115,500	In millions
Properties	7	
Residents	648	
Price/Resident	$178	

- Transaction summary:
  - CalPERS first investment in assisted living and part of its commitment to invest $200 million in senior housing
  - CalPERS acquired previous majority owners interest in portfolio
  - Sunrise increased its ownership position to 20% from 9%
  - Sunrise maintains long-term management agreements
  - $81 million of permanent financing from Fannie Mae
  - Sunrise received repayment of $18 million of notes receivable

SUNRISE ASSISTED LIVING

SUCCESS IN FOUR KEY AREAS PRODUCES:

1 Satisfied residents and family members

2 High quality, well located portfolio

3 Franchise value

4 Brand name recognition

5 Reputation as top quality service provider

6 Flexible balance sheet

7 Value creation through development and operations

8 Strong cash flow

9 Ability to fund future developments internally

10 Differentiation from other operators

SUNRISE ASSISTED LIVING

SUNRISE RESULTS

	12/31/96	12/31/98	12/31/00	9/30/01
Communities Operated	35	77	164	181
Resident Capacity	3,112	6,627	12,883	14,300
Operating Revenue ($000)	$47,345	$170,712	$344,786	$433,436 *
EBITDA ($000)	$5,713	$59,392	$111,268	$123,856 *
Debt/EBITDA	21.7x	7.2x	6.1x	5.0x
Stock Price	$27.88	$51.88	$25.00	$25.83

* Annualized Results

SUNRISE ASSISTED LIVING

THIRD QUARTER INCOME STATEMENT

	SEP. '01
Operating revenues	$ 108.4
EBITDA [1]	31.0
Pre-Tax income [1]	16.7
Net income [1]	10.2
EPS [1]	$ 0.44

Net income [1]	10.2
Depreciation & amortization	7.4
Start-up losses & Fac Dev.	2.7
Adjusted pre-tax income [1]	20.3

1 Results exclude non-recurring income

SUNRISE ASSISTED LIVING

MANAGEMENT SERVICES DRIVING EPS GROWTH


EPS Growth %
40%
30%
20%
10%
0%
Parent
Properties
Management Services

2002 vs. 2001

SUNRISE ASSISTED LIVING

MANAGEMENT SERVICES EPS GROWTH


$1.00
$0.80
$0.60
$0.40
2000A
2001E
2002E

BALANCE SHEET - 9/30/01

ASSETS ($000)	
Cash & equivalents	$ 40,458
Other current assets	52,088
Property & equipment, net	826,807
Notes receivable	90,618
Mgmt contracts & leaseholds	23,285
Investments	36,659
Other assets	51,973
Total assets	$1,121,888

LIABILITIES & STOCKHOLDERS' EQUITY ($000)	
Current liabilities	$ 53,787
Debt	615,395
Investments	4,018
Other liabilities	52,094
Total liabilities	725,294
Minority interests	3,287
Stockholders' equity	393,307
Total liabilities & stockholders' equity	$1,121,888

SUNRISE ASSISTED LIVING

SUNRISE - GROWTH DRIVERS

1. **Internal Growth**
   - Same-store and lease-up from owned and joint venture properties
   - Management fee income increases
2. **New Construction**
   - Top 20 U.S. markets
   - International - UK, Canada, evaluating other opportunities
3. **New Management Services Opportunities**
   - Build-up new third-party management
   - Potential strategic opportunities
4. **New Products and Services**
   - New initiatives by Management Services
   - Sunrise At-Home - opened January 2001 in Washington, DC market

SUNRISE
ASSISTED LIVING

SUNRISE YEAR 2001 HIGHLIGHTS

- Raised 2001 earnings guidance to $1.97 to $1.98, 80% over 2000 results
- Opened 12 new communities, 7 more to open by year-end
- Closed or announced sale/long-term manage-back transactions for 14 properties for $217 million
- Completed CalPERS transaction valued at $116 million
- Significantly improved balance sheet
- Transferred listing to the New York Stock Exchange
- High occupancies and operating margins for 3Q01 same-store properties

SUNRISE

PRICING POWER

Sunrise achieves premium pricing and annual increases due to:

- Depth of Sunrise markets
- Quality of the building and the nurturing environment created
- High quality of care and services provided to the resident
  - Sunrise spends 37% more per resident then the industry average
  - Sunrise provides more services and hands-on care then its peers
- Recognition of the Sunrise brand by customers
- Sunrise is a comprehensive, full service assisted living provider

SUNRISE ASSISTED LIVING

CONVERTIBLE NOTES - $109 MILLION DUE JUNE 2002

RE-PAYMENT OPTIONS

1. **Pay-down/Pay-off**
   - $40 million - cash on hand
   - $76 million - 3Q01 (annualized) after tax cash flow
   - $91 million - notes receivable
   - $135 million - cost value of unencumbered properties
   - Other - proceeds from SMB program and under-encumbered properties

2. **Refinance**
   - 3Q01 EBITDAR coverage of: 3.6x including revenues from sales and 2.7x excluding gains, start-up losses and development/pre-rental expenses
   - Ratios includes lease-up portfolio (15% of consolidated portfolio)

3. **Convert to common stock -** mid-teen multiple on 2002 EPS

SUNRISE ASSISTED LIVING

WHY SRZ?

- **Industry leader**
  - Experienced management team
  - Most successful model and development roll-out
  - Value creation through development and operations
- **Self-funded growth**
  - $45 million of cash, $91 million of after tax cash flow (3Q01 annualized) and up to $126 million of unused credit lines as of 9/30/01
- **Attractive demographics**
  - Aging of the U.S. population
  - Preferred alternative for resident and family members
  - Huge market - major barriers - weakened competitors
- **Expected strong EPS growth rate**
  - Expect 4Q01 EPS of $0.44-$0.46 versus $0.39 per share in 4Q00
  - Expect 2001 EPS to increase 80% over 2000 EPS
  - Expect mid-teens EPS growth rate going forward
- **Attractive Valuation - EPS and Net Asset Value**

SUNRISE ASSISTED LIVING


SUNRISE
ASSISTED LIVING